[PHOTO OMITTED]


The
Gabelli
Global
Convertible
Securities
Fund

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1999

                               [GRAPHIC OMITTED]

The Gabelli Global
Convertible Securities Fund

Third Quarter Report - September 30, 1999                        [PHOTO OMITTED]

                                                                    Hart Woodson

     -----------------------------------------------------------------------
                        # 1 Convertible Securities Fund!!

     Lipper Inc. ranked Gabelli Global Convertible Securities Fund 1 for the one-year period ended 9/30/99 among 62 convertible securities funds.*
     -----------------------------------------------------------------------

To Our Shareholders,

      Last quarter continued to reward global convertible investors. For the twelve-month period ended September 30, 1999, your fund was the number one ranked convertible fund out of 62 funds that comprise the Lipper Convertible Securities Fund Average. Your Fund benefited from its investments in the telecommunications and media sector as well as its exposure to Japan and Europe. The global economy is in the midst of an important transition, as economic recovery accelerates outside the United States. Although market volatility is likely to increase as the U.S. tries to achieve a smooth landing, your portfolio is positioned to benefit from this recovery.

Investment Performance

      For the third quarter ended September 30, 1999, The Gabelli Global Convertible Securities Fund's (the "Fund") total return was 6.72%. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets had returns of 4.26%, 2.86% and (1.60)%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 40.95% over the trailing twelve-month period. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index rose 29.80%, (0.06)% and 30.90%, respectively, over the same twelve-month period.

--------------------------------------------------------------------------------
*Lipper Inc. ranked Gabelli Global Convertible Securities Fund 18 among 39 convertible securities funds for the three-year period ended 9/30/99 and 24 among 27 convertible securities funds for the five-year period ended 9/30/99. Lipper rankings are based upon one, three and five-year total returns at NAV.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                           Quarter
                        -----------------------------------------
                          1st          2nd        3rd        4th       Year
                          ---          ---        ---        ---       ----
1999: Net Asset Value   $10.89       $11.91     $12.71         --         --
      Total Return ..     7.6%         9.4%       6.7%         --         --
--------------------------------------------------------------------------------
1998: Net Asset Value   $10.43       $10.36      $9.09     $10.12     $10.12
      Total Return ..    11.1%        (0.7)%    (12.3)%     12.2%       8.6%
--------------------------------------------------------------------------------
1997: Net Asset Value   $10.27       $10.98     $11.15      $9.39      $9.39
      Total Return ..     0.9%         6.9%       1.5%      (6.1)%      2.8%
--------------------------------------------------------------------------------
1996: Net Asset Value   $11.34       $11.55     $11.41     $10.18     $10.18
      Total Return ..     5.1%         1.9%      (1.2)%     (0.3)%      5.5%
--------------------------------------------------------------------------------
1995: Net Asset Value   $10.09       $10.64     $11.05     $10.79     $10.79
      Total Return ..     1.6%         5.5%       3.9%       1.2%      12.6%
--------------------------------------------------------------------------------
1994: Net Asset Value   $10.38       $10.37     $10.64      $9.93      $9.93
      Total Return ..     3.8%(b)     (0.1)%      2.6%      (5.2)%      0.9%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 Average Annual Returns - September 30, 1999 (a)
                 -----------------------------------------------

1 Year ................................................................   40.95%
5 Year ................................................................    9.58%
Life of Fund (b) ......................................................    9.61%

--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------

Payment (ex) Date                   Rate Per Share            Reinvestment Price
-----------------                   --------------            ------------------
December 28, 1998                        $0.080                    $ 9.96
December 30, 1997                        $1.070                    $ 9.33
December 31, 1996                        $1.200                    $10.18
December 29, 1995                        $0.393                    $10.79
December 30, 1994                        $0.160                    $ 9.93

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

      For the five-year period ended September 30, 1999, the Fund's total return averaged 9.58% annually versus average annual total returns of 11.41%, 7.06% and 15.07% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index, respectively. Since inception on February 3, 1994 through September 30, 1999, the Fund had a cumulative total return of 68.13%, which equates to an average annual return of 9.61%.

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

Global Allocation

      The accompanying chart represents the Fund's holdings by geographic region as of September 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

   [The following table was depicted as a pie chart in the printed material.]

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/99

                     Europe                            24.3%
                     Japan                             31.2%
                     Asia/Pacific Rim                   3.7%
                     Canada                             1.3%
                     South Africa                       0.2%
                     United States                     39.3%

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

What are the Benefits of Global Convertible Securities?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

      The global economy is in the midst of an important transformation. We are moving from a liquidity-induced global healing process to one of synchronized world growth. As the economies outside the U.S. recover, liquidity will flow into the real economy. Increased economic activity is likely to lead to higher interest rates and inflation. What does this mean for global investors?

      The virtuous circle we have enjoyed in the U.S. may be faltering. Over the last few years, the United States has enjoyed solid economic growth with low inflation. The amazing performance of the U.S. economy increased the demand for dollar investments. The strong dollar, together with technological innovations and low commodity prices, kept inflation dormant. Wage rates were held down by tough price competition. Margins and profits increased. Stock prices rose. With growth in the rest of the world picking up, several things are changing. First, commodity prices are rising. Second, the dollar has come under pressure as the U.S. trade deficit widens. Third, the Fed, concerned by a tight job market, has increased interest rates. Does this mean the bull market is over? We don't think so. Although volatility may increase as the Fed orchestrates a smooth landing, we continue to find attractively valued convertible investments. In fact, despite higher interest rates, we expect the recovery in Asia and Europe to benefit our investments in these regions.

      In Europe, we are optimistic that the economy is finally recovering. French household consumption rose 6.8% in July. In Germany, the closely watched Information and Forschung Institute's ("IFO") business sentiment index rose to
95.3 in August from 91.4 in December. Corporate restructuring and merger and acquisition activity are accelerating. In the third quarter, European merger activity outpaced the U.S. for the first time in seven years. We are even witnessing hostile takeover bids, such as Total for Elf Aquitaine and Bank of Scotland for Nat West. Consolidation will continue to drive shareholder value.

      In Japan, the economy is showing signs of recovery as Gross Domestic Product ("GDP") grew at a 1.2% annualized rate during the second quarter. The September Tankan report, a sentiment indicator, improved from down 49 last December to down 22. Evidence of corporate restructuring is becoming more apparent. A notable example was the DKB-Fuji-IBJ merger, which is likely to accelerate further consolidation in the banking sector. In fact, the number of mergers involving Japanese companies rose 23% during the first nine months of the year to over 5 trillion yen (USD 48 billion) including Renault's acquisition of a stake in Nissan Motors.

      In short, we remain optimistic. Economic growth in Japan and Europe will help drive earnings higher. Consolidation and restructuring will act as a catalyst to unlock hidden value.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1999.

Sailor Pen Co. Ltd. (0.13%, 06/30/03) is Japan's second largest manufacturer of fountain pens, marking pens, and mechanical pencils. The company is expanding its production to include household electrical appliances and maintains a plant overseas in Taiwan. The company's new products, along with the implementation of a restructuring plan, have helped profits grow dramatically over the past two years and have positioned the company to continue this trend.

      With the stock at Y 1,760, the 0.125% coupon convertible trades at 174%, at parity. The notes mature in 2003.

THK Co. Ltd. (0.30%, 09/30/03) manufactures linear motion systems for various industrial machines as well as other equipment components for machine tools and semiconductor manufacturing equipment. THK's orders have been growing since last November. These increased orders should translate to stronger sales and profits in fiscal year 1999.

      With the stock at Y 3,140, the convertible trades at 125.23%, an 8.4% premium to parity. The bonds mature in 2003 and are rated A- by the JCR.

Canal +/Mediaset SpA (3.50%, 04/01/02) is a prominent Italian media company operating in broadcasting, advertising, and television rights. The company is Italy's largest broadcaster, operating three stations and commanding an audience share of 42%. The company also owns a film library, produces television programming, and records and sells music.

      With Mediaset stock at 9.506 Euros, the convertible trades at 201.8 French Francs. The convertible has a yield advantage of 24 basis points over the common stock and trades at a 5.3% discount.

Telefonica SA (2.00%, 07/15/02) is a global telecommunications service provider. The company serves industrial, residential and municipal customers in Spain and throughout Latin and North America. The company also retails telephones, mobile phones and faxes in addition to providing videoconferencing services.

      With the common stock at 15.03 Euros, the convertible trades at 161.75%. The convertible enjoys a 123 basis point yield advantage over the common stock and trades at a premium of less than 0.5%.

Swiss Life/Mannesmann AG (1.50%, 05/20/03) is a diversified German manufacturing company operating an engineering division, automotive division, and telecommunications unit. The company has finished exiting its problem businesses and has concentrated its efforts on its start-up telecommunications businesses.

      This U.S. dollar-denominated bond trades at 152.75% with the stock at
150.05 Euros. That is a 2.1% premium to parity for an additional 0.57% in yield.

Kanto Biomedical Laboratory Co. Ltd. (1.60%, 11/30/06) is a medium-size clinical testing company providing mainly general biochemical testing. The company is active in the Tokyo area and has 1,800 hospitals as customers. The company is also entering the nursing care business in an effort to expand its client base.

      This convertible recently traded at 151.36% with the stock at Y 2,120. The bond trades at a slight discount to parity and yields 32 basis points more than the stock.

Yamanouchi Pharmaceutical Co. Ltd. (1.50%, 12/31/02) manufactures and markets a wide array of pharmaceuticals for human and veterinary use. The company has also expanded into cosmetics and health foods. The company is driven by strong research and development and is also actively expanding overseas with a plant in Ireland and a research laboratory in England.

      This 1.5% coupon convertible bond matures in December 2002 and trades at 145.3% versus the stock at Y 4,990. This represents a premium of 5.4% over parity.

Koninklijke Ahold NV (3.00%, 09/30/03) operates over 3,500 supermarkets, specialty stores, hypermarkets, discount stores and cash-and-carry outlets in the Netherlands, Portugal, Poland, the Czech Republic, the Americas and Asia. The company also wholesales food to restaurants, schools, caterers and other commercial customers. The company continues to extend its reach with its proposed purchase of Pathmark in the United States.

      This bond trades at 116.5% with the stock at 30.9 Euros. These bonds are rated A- by the S&P Credit agency.

Clear Channel Communications Inc. (2.63%, 04/01/03) is a diversified media company that operates in radio and television broadcasting and outdoor advertising. Clear Channel owns over 270 radio stations and 20 television stations. The company currently has an agreement to acquire AMFM Inc. that will add an additional 465 radio stations in 105 markets representing 65 million listeners, making Clear Channel a media force.

      This bond trades at 139.75%, with the stock at $79.875, to arrive at a premium of 8.4% and a yield advantage of 1.8%.

Ricoh Leasing Co. Ltd. (0.40%, 09/30/02) began as the credit sales and leasing arm of its parent, Ricoh Co. Ricoh Leasing strives to become a sales-support-leasing specialist for suppliers. Ricoh's leasing will expand, as sales of Ricoh office equipment and medical supplies are projected to increase through 2000.

      These convertibles trade at 134.41% with the stock at Y 3080. This bond behaves like an equity substitute and trades at parity.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Convertible Securities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      We are research-driven stock pickers with a long-term time horizon. Our goal is to identify attractive convertibles of companies selling at a discount to their intrinsic value, which have a catalyst to unlock that value. We believe this philosophy provides us with a margin of safety that buffers us from the vicissitudes of today's volatile marketplace. We thank you for your continued support of our investment methodology.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                        Sincerely,


                                        /s/ A. Hartswell Woodson

                                        A. Hartswell Woodson, III
                                        Portfolio Manager

October 25, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1999
                               ------------------

      Sailor Pen Co. Ltd.                   Siebel Systems Inc.
      THK Co. Ltd.                          Kanto Biomedical Laboratory Co. Ltd.
      Canal +                               Yamanouchi Pharmaceutical Co. Ltd.
      Telefonica Europe BV                  Clear Channel Communications Inc.
      Swiss Life/Mannesmann AG              Koninklijke Ahold NV

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- September 30, 1999 (Unaudited)
================================================================================

   Principal                                                          Market
    Amount                                                             Value
    ------                                                             -----

                   CORPORATE BONDS -- 77.0%
                   Automotive: Parts and Accessories -- 3.0%
 $   125,000       Standard Motor Products Inc.
                      6.75%, 07/15/09 ............................  $   110,078
  20,000,000(b)    Tokai Rika Co. Ltd.
                      1.05%, 03/31/06 ............................      224,688
                                                                    -----------
                                                                        334,766
                                                                    -----------
                   Broadcasting -- 6.6%
   1,000,000(c)    Canal Plus / Mediaset
                      Sub. Deb. Cv.
                      3.50%, 04/01/02 ............................      338,912
     190,000       Clear Channel Communications Inc.
                      2.63%, 04/01/03 ............................      266,950
     100,000       Scandinavian Broadcasting System SA
                      Sub. Deb. Cv.
                      7.00%, 12/01/04 ............................      142,125
                                                                    -----------
                                                                        747,987
                                                                    -----------
                   Building and Construction -- 1.0%
      91,840(d)    Bouygues SA Cv.
                      1.70%, 01/01/06 ............................      119,289
                                                                    -----------
                   Business Services -- 3.5%
     100,000       Omnicom Group Inc.
                      2.25%, 01/06/13 ............................      167,375
     131,976(d)    Vivendi Cv.
                      1.25%, 01/01/04 ............................      128,631
      94,850(d)    Vivendi Cv.
                      1.50%, 01/01/05 ............................       96,008
                                                                    -----------
                                                                        392,014
                                                                    -----------
                   Communications Equipment -- 2.7%
     200,000       Swiss Life / Mannesmann AG
                      Sub. Deb. Cv.
                      1.50%, 05/20/03 ............................      305,500
                                                                    -----------
                   Computer Hardware -- 2.2%
     250,000       CMC Magnetics Corp. Cv.
                      1.00%, 10/06/04(a) .........................      250,625
                                                                    -----------
                   Computer Software and Services -- 5.8%
  20,000,000(b)    Capcom Co. Ltd.
                      0.80%, 09/28/01 ............................      210,645
      25,000       EMC Corp.
                      3.25%, 03/15/02 ............................      155,312
     300,000       Siebel Systems Inc.
                      5.50%, 09/15/06 ............................      294,000
                                                                    -----------
                                                                        659,957
                                                                    -----------
                   Consumer Products -- 4.1%
     400,000       Sailor Pen Co. Ltd.
                      0.13%, 06/30/03 ............................      463,290
                                                                    -----------
                   Diversified Industrial -- 2.0%
     100,000       Comverse Technology Inc.
                      4.50%, 07/01/05 ............................      226,375
                                                                    -----------
                   Electronics -- 7.8%
     100,000       Level One Communications Inc.
                      4.00%, 09/01/04 ............................      245,500
  20,000,000(b)    Mimasu Semiconductor Industry Co.
                      0.80%, 05/31/06 ............................      224,688
  20,000,000(b)    NEC Corp. Cv.
                      1.90%, 03/31/04 ............................      244,160
  15,000,000(b)    Toshiba Corp. Cv.
                      1.80%, 03/29/02 ............................      169,358
                                                                    -----------
                                                                        883,706
                                                                    -----------
                   Energy and Utilities -- 1.0%
     110,000       Devon Energy Corp.
                      4.95%, 08/15/08 ............................      108,625
                                                                    -----------
                   Entertainment -- 1.9%
  20,000,000(b)    Toho Co. Ltd. Cv.
                      0.90%, 08/31/04 ............................      213,453
                                                                    -----------
                   Equipment and Supplies -- 7.1%
     100,000       Antec Corp.
                      Sub. Deb. Cv.
                      4.50%, 05/15/03(a) .........................      229,000
     100,000       Elektrim SA
                      2.00%, 05/30/04 ............................       59,625
  20,000,000(b)    Riken Keiki Co. Ltd.
                      1.00%, 03/31/04 ............................      173,384
  30,000,000(b)    THK Co. Ltd.
                      0.30%, 09/30/03 ............................      348,266
                                                                    -----------
                                                                        810,275
                                                                    -----------
                   Financial Services -- 8.0%
  15,000,000(b)    Bank of Fukuoka Ltd.
                      1.10%, 09/28/07 ............................      168,656
     150,000       Cregem Finance NV
                      Sub. Deb. Cv.
                      2.75%, 01/06/04 ............................      158,625
      60,000(d)    Financiere Agache
                      0.00%, 04/23/04 ............................      208,327
      75,465(d)    Finaxa Sub. Deb. Cv.
                      3.00%, 01/01/07 ............................      120,504
  20,000,000(b)    Ricoh Leasing Co. Ltd.
                      0.40%, 09/30/02 ............................      252,774
                                                                    -----------
                                                                        908,886
                                                                    -----------
                   Food and Beverage -- 3.3%
  10,000,000(b)    Doutor Coffee Co. Ltd. Cv.
                      0.60%, 09/30/03 ............................      189,112
     150,000       Nestle Holdings Inc. Cv.
                      3.00%, 06/17/02 ............................      180,375
                                                                    -----------
                                                                        369,487
                                                                    -----------

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- September 30, 1999 (Unaudited)
================================================================================

   Principal                                                          Market
    Amount                                                             Value
    ------                                                             -----

                   CORPORATE BONDS (Continued)
                   Health Care -- 4.9%
  20,000,000(b)    Kanto Biomedical Laboratory Co. Ltd.
                      1.60%, 11/30/06 ............................  $   284,604
  20,000,000(b)    Yamanouchi Pharmaceutical Co. Ltd. Cv.
                      1.50%, 12/31/02 ............................      273,370
                                                                    -----------
                                                                        557,974
                                                                    -----------
                   Publishing -- 2.5%
 $   100,000       Daily Mail & General Trust plc
                      2.50%, 10/05/04 ............................      150,225
     250,000       Medya Holding Sub. Deb. Cv.
                      10.00%, 06/28/01 ...........................      131,250
                                                                    -----------
                                                                        281,475
                                                                    -----------
                   Retail -- 3.7%
      50,000       Home Depot Inc.
                      3.25%, 10/01/01 ............................      145,000
     470,000       Koninklijke Ahold NV
                      3.00%, 09/30/03 ............................      266,134
                                                                    -----------
                                                                        411,134
                                                                    -----------
                   Telecommunications -- 4.2%
     150,000       Bell Atlantic Financial Cv.
                      4.25%, 09/15/05 ............................      156,750
     200,000       Telefonica Europe BV
                      Sub. Deb. Cv.
                      2.00%, 07/15/02 ............................      319,000
                                                                    -----------
                                                                        475,750
                                                                    -----------
                   Wireless Communications -- 1.7%
     300,000       U.S. Cellular Corp.
                      0.00%, 06/15/15 ............................      189,000
                                                                    -----------
                   TOTAL CORPORATE BONDS .........................    8,709,568
                                                                    -----------

     Shares
     ------
                   PREFERRED STOCKS -- 20.9%
                   Business Services -- 1.2%
       4,800       Cendant Corp.
                      7.50% Cv. Pfd. .............................      139,500
                                                                    -----------
                   Cable -- 9.2% 2,200 CSC Holdings Inc.
                      8.50% Cv. Pfd., Ser. I .....................      238,425
       2,000       Houston Industries Inc. / Time
                      Warner Inc.
                      7.00% Cv. Pfd. .............................      204,000
                   MediaOne Group Inc.
       1,000         4.50% Cv. Pfd. ..............................      135,000
       2,200         6.25% Cv. Pfd. ..............................      230,863
       4,500       UnitedGlobalCom Inc.
                      7.00% Cv. Pfd. .............................      239,625
                                                                    -----------
                                                                      1,047,913
                                                                    -----------
                   Consumer Services -- 1.3%
       4,000       Carriage Services Inc.
                      7.00% Cv. Pfd.(a) ..........................      148,000
                                                                    -----------
                   Energy and Utilities -- 1.2%
       4,300       EVI Inc.
                      5.00% Cv. Pfd. .............................      133,558
                                                                    -----------
                   Entertainment -- 0.8%
       2,000       Village Roadshow Ltd.
                      6.50% Cv. Pfd.(a) ..........................       93,000
                                                                    -----------
                   Food and Beverage -- 1.4%
       3,400       Seagram Co.
                      7.50% ACES .................................      157,887
                                                                    -----------
                   Paper and Forest Products -- 0.8%
       2,000       Amcor Ltd.+ ...................................       90,250
                                                                    -----------
                   Publishing -- 0.9%
       3,500       Reader's Digest Association Inc.
                      Cv. Pfd. ...................................       98,875
                                                                    -----------
                   Satellite -- 1.1%
       2,500       Loral Space & Communications Ltd.
                      6.00% Cv. Pfd. .............................      124,850
                                                                    -----------
                   Telecommunications -- 1.4%
       4,000       Global Telesystems Group Inc.
                      7.25% Cv. Pfd.(a) ..........................      155,750
                                                                    -----------
                   Wireless Telecommunications -- 1.6%
       4,000       Winstar Communications Inc.
                      7.00% Cv. Pfd. .............................      183,250
                                                                    -----------
                   TOTAL PREFERRED STOCKS                             2,372,833
                                                                    -----------
                   COMMON STOCKS -- 3.0%
                   Business Services -- 1.0%
         500       Havas Advertising SA ..........................      119,728
                                                                    -----------
                   Computer Software and Service -- 0.1%
         100       Oracle Corp. Japan ............................       14,979
                                                                    -----------
                   Financial Services -- 1.7%
         250       Shohkoh Fund & Co. Ltd. .......................      186,069
                                                                    -----------
                   Metals and Mining -- 0.2%
      10,000       Durban Roodepoort Deep Ltd.+ ..................       19,825
                                                                    -----------
                   TOTAL COMMON STOCKS ...........................      340,601
                                                                    -----------
                   WARRANTS -- 0.1%
                   Diversified Industrial -- 0.1%
         100       Mori Seiki+ ...................................       13,125
                                                                    -----------
                   Entertainment -- 0.0%
          50       Shochiku Co. Ltd.+ ............................        1,375
                                                                    -----------
                   TOTAL WARRANTS ................................       14,500
                                                                    -----------

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- September 30, 1999 (Unaudited)
================================================================================

                                                                      Market
    Shares                                                             Value
    ------                                                             -----

                   OPTIONS -- 0.0%
                   Metals and Mining -- 0.0%
       5,000       Durban Roodepoort Deep Ltd.,
                      Call, 12/31/99 + ...........................  $     1,416
      10,000       Durban Roodepoort Deep Ltd.,
                      Ser. B, Call, 06/30/02 + ...................        1,416
                                                                    -----------
                   TOTAL OPTIONS .................................        2,832
                                                                    -----------
   Principal
    Amount
    ------
                   U.S. GOVERNMENT OBLIGATIONS -- 2.4%
 $   269,000       U.S. Treasury Bills, 4.56% to 4.66%++,
                      due 10/14/99 to 11/26/99 ...................      267,543
                                                                    -----------
                   TOTAL INVESTMENTS -- 103.4%
                      (Cost $10,906,927) .........................   11,707,877
                   Other Assets and
                      Liabilities (Net) -- (3.4)% ................     (381,235)
                                                                    -----------
                   NET ASSETS -- 100.0%
                      (891,245 shares outstanding) ...............  $11,326,642
                                                                    ===========
                   NET ASSET VALUE,
                      Offering and Redemption
                      Price Per Share ............................       $12.71
                                                                         ======

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the market value of Rule 144A securities amounted to $876,375 or 0.1% of net assets.
(b)     Principal amount denoted in Japanese Yen.
(c)     Principal amount denoted in French Francs.
(d)     Principal amount denoted in Euros.
+       Non income producing security.
++      Represents annualized yield at date of purchase.
ACES -- Adjustable Convertible Exchange Security.

                                                            % of
                                                           Market       Market
Global Diversification                                      Value        Value
----------------------                                      -----        -----
North America                                               40.6%    $ 4,751,091
Japan                                                       31.2%      3,655,995
Europe                                                      24.3%      2,844,259
Asia/Pacific Rim                                             3.7%        433,875
South Africa                                                 0.2%         22,657
                                                           -----     -----------
                                                           100.0%    $11,707,877
                                                           =====     ===========

--------------------------------------------------------------------------------
                             Gabelli Family of Funds
--------------------------------------------------------------------------------

Gabelli Asset Fund _____________________________________________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital.

(No-load)                               Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Growth Fund ____________________________________________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.

(No-Load)                                 Portfolio Manager: Howard F. Ward, CFA

Gabelli Westwood Equity Fund ___________________________________________________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation.

(No-load)                                      Portfolio Manager: Susan M. Byrne

Gabelli Small Cap Growth Fund __________________________________________________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.

(No-load)                              Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Westwood SmallCap Equity Fund __________________________________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation.

(No-load)                                  Portfolio Manager:  Lynda Calkin, CFA

Gabelli Westwood Intermediate Bond Fund ________________________________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.

(No-load)                                      Portfolio Manager: Patricia Fraze

Gabelli Equity Income Fund _____________________________________________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.

(No-load)                              Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Westwood Balanced Fund _________________________________________________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.

(No-load)                   Portfolio Managers:  Susan M. Byrne & Patricia Fraze

Gabelli Westwood Mighty Mites(SM) Fund _________________________________________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.

(No-Load)                  Team Managed: Mario J. Gabelli, CFA, Marc J. Gabelli,
                                         Laura K. Linehan and Walter K. Walsh

Gabelli Value Fund _____________________________________________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. Max. Sales charge:
5 1/2%

                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli ABC Fund _______________________________________________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.

(No-load)                               Portfolio Manager: Mario J. Gabelli, CFA

Gabelli U.S. Treasury Money Market Fund ________________________________________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.

(No-load)                                    Portfolio Manager: Judith A. Raneri

The Treasurer's Fund ___________________________________________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.

(No-Load)                                    Portfolio Manager: Judith A. Raneri

An investment in the above Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Global Series

      Gabelli Global Telecommunications Fund

      Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.

      (No-load)                              Team Manager: Mario J. Gabelli, CFA

      Gabelli Global Convertible Securities Fund

      Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.

      (No-load)                                  Portfolio Manager: Hart Woodson

      Gabelli Global Interactive Couch Potato(R)Fund

      Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation.

      (No-load)                               Portfolio Manager: Marc J. Gabelli

      Gabelli Global Opportunity Fund

      Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

      The Fund's primary objective is capital appreciation.

      (No-load)               Portfolio Managers: Marc J. Gabelli & Caesar Bryan

Gabelli Gold Fund ______________________________________________________________

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.

(No-load)                                        Portfolio Manager: Caesar Bryan

Gabelli International Growth Fund ______________________________________________

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(No-load)                                        Portfolio Manager: Caesar Bryan

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------
The Funds listed above are distributed by Gabelli & Company, Inc.

     To receive a prospectus, call 1-800-GABELLI (422-3554). The prospectus gives a more complete description of the Fund, including fees and expenses.
         Read the prospectus carefully before you invest or send money.
                                  1-800-GABELLI
   (1-800-422-3554) o fax: 1-914-921-5118 o www.gabelli.com o info@gabelli.com
                    One Corporate Center, Rye, New York 10580

                        Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Asset Management Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Medical Director
Lawrence Hospital

Anthonie C. van Ekris
Medical DIrector
BALMAC International, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

Bruce N. Alpert
Vice President and
Treasurer

A. Hartswell Woodson, III
Vice President and
Portfolio Manager

James E. McKee
Secretary

                                   Distributor

                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent

                       State Street Bank and Trust Company

                                  Legal Counsel

                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB443Q399SR